SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2013

ExamWorks Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34930

Delaware	27-2909425
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3280 Peachtree Road, N.E.

Suite 2625

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

(404) 952-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

The information set forth in Section 2.03 below is incorporated by reference into this Item 1.01.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 27, 2013, ExamWorks Group, Inc., a Delaware corporation (the “Company”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Amendment”), to amend its Credit Agreement, dated October 11, 2010, by and among the Company as Borrower, Bank of America, N.A., as Administrative Agent, and the Guarantors and Lenders party thereto, as amended (the “Credit Agreement”). Among other changes, the Fifth Amendment modifies the Credit Agreement to permit an implementation of an auto-borrow agreement between the swing line lender and the Company to facilitate the company’s cash management, incorporates new provisions related to swap regulations and updates various provisions related to the LIBOR rate, Foreign Account Tax Compliance Act and the International Financial Reporting Standards.

The foregoing description is qualified in its entirety by reference to the Fifth Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

On June 28, 2013, the Company’s indirect wholly-owned subsidiaries Premex Services Limited and Premex Services (Liverpool) Ltd (together, “Premex”) entered into an amendment letter (the “Premex June 2013 Amendment Letter”) to Premex’ Sales Finance Agreement with Barclays Bank PLC (“Barclays”) dated May 12, 2011, as amended (the “Premex Sales Finance Agreement”). The Premex June 2013 Amendment Letter, among other things, extends the term of the existing Premex Sales Finance Agreement by twenty-four (24) months, and provides that payments by Premex for certain non-working capital purposes are permitted under the Premex Sales Finance Agreement.

The foregoing description is qualified in its entirety by reference to the Premex June 2013 Amendment Letter, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

On June 28, 2013, the Company’s indirect wholly-owned subsidiary UK Independent Medical Services Ltd (“UKIM”) entered into an amendment letter (the “UKIM June 2013 Amendment Letter”) to its Sales Finance Agreement with Barclays dated September 30, 2010 (the “UKIM Sales Finance Agreement”). The UKIM June 2013 Amendment Letter, among other things, extends the term of the existing UKIM Sales Finance Agreement by twenty-four (24) months, and provides that payments by UKIM for certain non-working capital purposes are permitted under the UKIM Sales Finance Agreement.

The foregoing description is qualified in its entirety by reference to the UKIM June 2013 Amendment Letter, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1

Fifth Amendment and Consent Agreement dated as of June 27, 2013, by and among ExamWorks Group, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the Guarantors and Lenders party thereto, amending Credit Agreement dated as of October 10, 2010

10.2	Amendment Letter, dated June 28, 2013, by and among Premex Services Limited, Premex Services (Liverpool) Ltd and Barclays Bank PLC, amending Sales Finance Agreement dated May 12, 2011
10.3	Amendment Letter, dated June 28, 2013, by and between UK Independent Medical Services Ltd and Barclays Bank PLC, amending Sales Finance Agreement dated September 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ExamWorks Group, Inc.

Date: June 28, 2013	By:	/s/ J. Miguel Fernandez de Castro
J. Miguel Fernandez de Castro
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Fifth Amendment and Consent Agreement dated as of June 27, 2013, by and among ExamWorks Group, Inc., as Borrower, Bank of America, N.A., as Administrative Agent, and the Guarantors and Lenders party thereto, amending Credit Agreement dated as of October 10, 2010

10.2	Amendment Letter, dated June 28, 2013, by and among Premex Services Limited, Premex Services (Liverpool) Ltd and Barclays Bank PLC, amending Sales Finance Agreement dated May 12, 2011
10.3	Amendment Letter, dated June 28, 2013, by and between UK Independent Medical Services Ltd and Barclays Bank PLC, amending Sales Finance Agreement dated September 30, 2010